Exhibit 99.1

Parkway Acquisition Corp. Announces Amendment to Stock Repurchase Plan

FOR IMMEDIATE RELEASE

For more information contact:

Blake Edwards, President & CEO – 276-773-2811

Lori Vaught, EVP & CFO – 276-773-2811

FLOYD, VA, May 21, 2020 /PRNewswire-FirstCall/ -- Parkway Acquisition Corp. (“Parkway” or the “Company”) (OTC QX: PKKW) – the holding company for Skyline National Bank (“Skyline”), announces that is Board of Directors has approved an amendment to its previously announced stock repurchase plan. The amendment allows for the repurchase of an additional 150,000 shares of Common Stock, bringing the aggregate total to 350,000 shares of Common Stock. To date 146,000 shares of Common Stock have been repurchased under the plan, leaving 204,000 share of Common Stock that may be repurchased from time to time until January 2021.

Parkway intends to purchase shares periodically through privately negotiated transactions or in the open market in accordance with Securities and Exchange Commission rules.  The actual timing, number and value of shares repurchased under the program will be determined by management in its discretion and will depend on a number of factors, including the market price of the shares, general market and economic conditions, applicable legal requirements and other conditions.

About Parkway Acquisition Corp. & Skyline National Bank

Parkway Acquisition Corp. is a bank holding company headquartered in Floyd, Virginia, and is the parent company for Skyline National Bank.  Skyline National Bank is a community bank, headquartered in Independence, Virginia. Skyline National Bank has 22 branches and three loan production offices, and provides a highly competitive suite of personal and business banking products and services to customers in southwestern Virginia and northwestern North Carolina.

Forward-looking statements

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to expectations regarding future financial performance and any other statements regarding future results or expectations. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the combined company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions; the effects of the COVID-19 pandemic, including the Company’s credit quality and business operations, as well as its impact on general economic and financial market conditions; the effect of changes in banking, tax and other laws and regulations and interpretations or guidance thereunder; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the combined company’s market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines and the other factors detailed in Parkway's publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2019. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward‐looking statements, whether as a result of new information, future events or otherwise.